Exhibit 31.1

CERTIFICATION PURSUANT TO

RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Adrian Adams, certify that:

1. I have reviewed this Amendment No.1 on Form 10-K/A of Impel Pharmaceuticals Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 31, 2023

By: /s/Adrian Adams___________

Adrian Adams

Chief Executive Officer

(Principal Executive Officer)